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                                                                  EXHIBIT 10.2

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT
                    ----------------------------------------

          This Amendment to Purchase and Sale Agreement, dated April 10, 1996, is between ENRON OIL & GAS COMPANY, a Delaware corporation ("SELLER"), and ENRON OIL & GAS MARKETING, INC., a Delaware corporation ("EOGM"), and MEDALLION PRODUCTION COMPANY, a Delaware corporation ("BUYER").

          WHEREAS, the parties hereto have entered into a Purchase and Sale Agreement (the "Purchase Agreement") dated March 30, 1996, providing for the purchase and sale of certain property of SELLER and EOGM located in Sutton County, Texas; and

          WHEREAS, the parties hereto have agreed to the amendments to the Purchase Agreement hereinafter set forth;

          NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

          1. The first sentence of Section 1.1 of the Purchase Agreement is hereby amended to read in its entirety as follows:

          Subject to the terms of this Agreement (including, without limitation, the exclusions provided in Section 1.2): (i) SELLER agrees to sell and assign to BUYER and BUYER agrees to purchase and acquire from SELLER all of SELLER's right and title to, and interest in, the EOG Property (as hereinafter defined) except for the EOG Pipeline Property (as hereinafter defined) and all Related Contracts (as hereinafter defined) with respect to the EOG Pipeline Property, (ii) SELLER agrees to sell and assign to IGS (as hereinafter defined) and BUYER agrees to cause IGS to purchase and acquire from SELLER all of SELLER's right and title to, and interest in, the EOG Pipeline Property and all Related Contracts with respect to the EOG Pipeline Property, (iii) SELLER agrees to cause EOGM to sell and assign (and EOGM agrees to sell and assign) to IGS and BUYER agrees to cause IGS to purchase and acquire from EOGM all of EOGM's right and title to, and interest in, the EOGM Property (as hereinafter defined), and (iv) SELLER agrees to cause EOGM to sell and assign (and EOGM agrees to sell and assign) to BUYER (or its designee) and BUYER agrees to purchase and acquire from EOGM all of EOGM's right and title to, and interest in, the EOGM Contracts (as hereinafter defined).

          2. The last sentence of Section 1.1 of the Purchase Agreement is hereby replaced in its entirety by the following two sentences:

          The term "EOGM Contracts" shall mean the contracts referred to in Exhibit E-3 attached hereto and made a part hereof. The terms "EOG
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          Property," "EOGM Property" and "EOGM Contracts" are collectively referred to in this Agreement as the "Property."

          3. Section 1.4 of the Purchase Agreement is hereby amended to read in its entirety as follows:

          1.4  Designation of Affiliate.  BUYER hereby designates InterCoast Gas
               ------------------------
          Services Company, an Oklahoma corporation ("IGS"), a wholly owned subsidiary of BUYER, as the entity to which the EOGM Property, the EOG Pipeline Property and the Related Contracts with respect to the EOG Pipeline Property shall be assigned and transferred at the Closing.

          4. The first sentence of Section 3.3.4 of the Purchase Agreement is hereby amended to read in its entirety as follows:

          To the best of SELLER's knowledge, there are no material Related Contracts other than those described in Exhibits A and B-1 attached to this Agreement.

          5. Section 4.1 of the Purchase Agreement is hereby amended to read in its entirety as follows:

          5.1  Title; Encumbrances.  IF THE CLOSING OCCURS, (i) SELLER SHALL
               -------------------
          WARRANT AND DEFEND DEFENSIBLE TITLE TO THE WARRANTED PROPERTY THAT IS EOG PROPERTY AGAINST ALL PERSONS CLAIMING TITLE TO SUCH WARRANTED PROPERTY BY, THROUGH OR UNDER SELLER, BUT NOT OTHERWISE, AS PROVIDED IN THE ASSIGNMENTS AND BILLS OF SALE SET FORTH IN EXHIBITS E-1 AND E-2 TO BE DELIVERED PURSUANT TO SECTION 7.3.1, AND (ii) EOGM SHALL WARRANT AND DEFEND DEFENSIBLE TITLE TO THE WARRANTED PROPERTY THAT IS EOGM PROPERTY AGAINST ALL PERSONS CLAIMING TITLE TO SUCH WARRANTED PROPERTY BY, THROUGH OR UNDER EOGM, BUT NOT OTHERWISE, AS PROVIDED IN THE ASSIGNMENT AND BILL OF SALE SET FORTH IN EXHIBIT E-2 TO BE DELIVERED PURSUANT TO SECTION 7.3.1.

          6.   Clause (b) of the definition of "Defensible Title" in Section
6.2.1 of the Purchase Agreement is hereby amended to read in its entirety as follows:

               (b) with respect to the EOGM Property and the EOG Pipeline Property (including but not limited to the easements and rights-of-way related thereto, and contracts and operational rights in respect thereof),

                                      -2-
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          such record title as will entitle IGS to own and operate the same free of adverse claims that would materially affect the ability of IGS to own and operate such systems in the same manner as presently owned and operated by SELLER or EOGM, free and clear of Material Title Deficiencies.

          7. Section 7.3.1(ii) of the Purchase Agreement is hereby amended to read in its entirety as follows:

               (ii) (A) An Assignment and Bill of Sale (in sufficient counterparts for recording) executed and acknowledged by SELLER covering the EOG Property (other than the EOG Pipeline Property and the Related Contracts with respect thereto) in the form of Exhibit E-1, (B) an Assignment and Bill of Sale (in sufficient counterparts for recording) executed and acknowledged by EOGM and SELLER covering the EOGM Property, the EOG Pipeline Property and the Related Contracts with respect to the EOG Pipeline Property in the form of Exhibit E-2, and (C) an Assignment of Contracts executed and acknowledged by EOGM covering the EOGM Contracts in the form of Exhibit E-3 and conveying the same to BUYER or its designee (the Assignments and Bills of Sale described in clauses (A) and (B) and the Assignment of Contracts described in clause (C) being herein collectively called the "Assignments and Bills of Sale");

          8. Section 7.3.1(vi) of the Purchase Agreement is hereby amended to read in its entirety as follows:

               (vi) Letters to third party pipeline operators, executed by SELLER or EOGM in form and substance reasonably satisfactory to BUYER, notifying such operators that IGS shall operate all pipeline meters included in the Property which are currently being operated by SELLER or EOGM; and

          9. Although referred to on page 25 of Exhibit "A" to the Purchase Agreement, Exhibit "A-1" was not attached to the Purchase Agreement. Accordingly, Exhibit "A-1" attached hereto and made a part hereof is hereby added to the Purchase Agreement.

          10. Pages 20 through 25 of Exhibit "A" to the Purchase Agreement are hereby replaced with the pages of Appendix "1" attached hereto and made a part hereof.

          11. Parts II and III of Exhibit "B-1" to the Purchase Agreement and Parts II and III of Exhibit "B-2" to the Purchase Agreement are hereby replaced with Parts

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II and III of Exhibit "B-1" and Parts II and III of Exhibit "B-2" attached hereto and made a part hereof.

          12. Part IV of Exhibit "B-1" to the Purchase Agreement is hereby deleted from the Purchase Agreement.

          13. Exhibits "E-1" and "E-2" to the Purchase Agreement are hereby replaced with Exhibits "E-1" and "E-2" attached hereto and made a part hereof.

          14. Exhibit "E-3" attached hereto and made a part hereof is hereby added to the Purchase Agreement.

          15. Except as hereinabove provided, the Purchase Agreement shall remain in full force and effect as written.

          The authorized representatives of SELLER, EOGM and BUYER sign below indicating their agreement to the terms of this Amendment to Purchase Agreement as of the date first above stated.

ENRON OIL & GAS COMPANY                      MEDALLION PRODUCTION
                                              COMPANY


By:\s\ Lewis P. Chandler, Jr.                By:\s\ David M. Harber
   --------------------------                     -------------------
Name:  Lewis P.  Chandler, Jr.               Name:  David M. Harber
Title:  Sr. Vice President, Law              Title:  Vice President-Engineering
                                                     and Acquisitions

ENRON OIL & GAS MARKETING, INC.


By:\s\ Andrew N. Hoyle
   -------------------
Name:  Andrew N. Hoyle
Title:  Vice President-Marketing

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          The following schedules have been omitted, and the Registrant agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon its request:

        Exhibits

          A-1  Depiction of Lands
          B    Gas Gathering and Pipeline Systems
          E    Assignments and Bill of Sales

        Appendix

          1    Related Contracts